                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  October 30, 1996
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION II
            (Exact name of Registrant as specified in its charter)


        Delaware                     33-68930                    75-2473215
 (State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)
        2711 N. Haskell Avenue
             Suite 1000
            Dallas, Texas                                          75204
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2500

Item 5.    Other Events.
           ------------


       Reference is hereby made to the Registrant's Registration Statement on Form S-11 (File No. 33-68930) filed with the Securities and Exchange Commission (the "Commission") on September 16, 1993, as amended by Amendment No. 1 thereto filed with the Commission on September 21, 1993, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 23, 1993 and as further amended by Post Effective Amendment No. 2 on Form S-3 thereto, filed with the Commission on December 7, 1995 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus, dated June 26, 1996 and the related Prospectus Supplement dated October 25, 1996 (collectively, the "Prospectus"), which were filed with the Commission on October 29, 1996 pursuant to Rule 424(b)(5), and the related Supplement to the Prospectus dated October 30, 1996 which was filed with the Commission pursuant to Rule 424(b)(3) on November 4, 1996 with respect to the Registrant's REMIC Pass-Through Certificates, Series 1996-C (the "Certificates").

       Notwithstanding the amount identified as the Class Certificate Principal Balance of the Class A Certificates set forth on the Cover Page of the Prospectus Supplement dated as of October 25, 1996 (the "Prospectus Supplement") with respect to the CMC Securities Corporation II REMIC Pass-Through Certificates, Series 1996-C, the Class Certificate Principal Balance of the Class A Certificates as of the Closing Date is $266,806,062. Such Class Certificate Principal Balance has been revised to principally reflect the withdrawal of seven Mortgage Loans from the Trust Fund. The withdrawal of such Mortgage Loans has not materially or adversely affected the characteristics of the Mortgage Assets as described in the Prospectus Supplement.

       The Company is filing this Current Report on Form 8-K to provide investors with a revised description of the Mortgage Loans which reflects such withdrawal.

       The tables set forth below approximate information, as of the Cut-off Date, with respect to the Mortgage Loans. The characteristics of the Mortgage Loans on the Closing Date may differ from the descriptions set forth below due to unscheduled partial or full prepayments or defaults with respect to the Mortgage Loans occurring after the Cut-off Date.



                  [Remainder of Page Intentionally Left Blank]

                         OUTSTANDING PRINCIPAL BALANCE

     The following table sets forth certain information as of the Cut-off Date with respect to the outstanding principal balances of the Mortgage Loans:


          Range of                          Aggregate                Percent of
        Outstanding         Number        Outstanding          Aggregate Outstanding
      Principal Balance    of Loans   Principal Balance/(1)/     Principal Balance
      -----------------    --------   ----------------------   ---------------------

     $  0     -   99,999        32        $  2,174,970.94                0.82%
     100,000  -  199,999       171          26,835,070.16               10.06
     200,000  -  299,999       534         130,734,843.42               49.00
     300,000  -  399,999       167          56,366,522.37               21.13
     400,000  -  499,999        65          29,028,733.00               10.88
     500,000  -  599,999        25          13,477,369.82                5.05
     600,000  -  699,999         9           5,681,640.36                2.13
     700,000  -  799,999         1             725,761.61                0.27
     800,000  -  899,999         1             803,284.62                0.30
     900,000  -  999,999         1             978,066.12                0.37
                             -----        ---------------              ------
              Total          1,006        $266,806,262.42              100.00%
                             =====        ===============              ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.


                                MORTGAGE RATES

   The following table sets forth certain information as of the Cut-off Date with respect to the Mortgage Rates borne by the Mortgage Loans:


                                            Aggregate               Percent of
                           Number          Outstanding        Aggregate Outstanding
      Mortgage Rate (%)   of Loans     Principal Balance/(1)/    Principal Balance
      -----------------   --------     ----------------------  ---------------------
     5.010  -  5.509             1         $    152,084.61             0.06%
     5.510  -  6.009             3              795,412.60             0.30
     6.010  -  6.509            13            4,484,563.35             1.68
     6.510  -  7.009           131           43,017,683.23            16.12
     7.010  -  7.509           117           36,008,144.29            13.50
     7.510  -  8.009            83           17,767,222.64             6.66
     8.010  -  8.509           447          114,899,687.45            43.06
     8.510  -  9.009           207           49,218,054.13            18.45
     9.010  -  9.509             4              463,410.12             0.17
                             -----         ---------------           ------
         Total               1,006         $266,806,262.42           100.00%
                             =====         ===============           ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.

   The weighted average Mortgage Rate at the Cut-off Date of the Mortgage Loans is approximately 7.9618%.

                              NET MORTGAGE RATES

   The following table sets forth certain information as of the Cut-off Date with respect to the Net Mortgage Rates borne by the Mortgage Loans:



                                              Aggregate                Percent of
                              Number         Outstanding          Aggregate Outstanding
     Net Mortgage Rate (%)    of Loans    Principal Balance/(1)/    Principal Balance
     ---------------------    --------    ----------------------  ---------------------

     5.010  -  5.509                 3      $    712,683.71               0.27%
     5.510  -  6.009                 4         1,189,345.02               0.45
     6.010  -  6.509                99        32,919,604.56              12.34
     6.510  -  7.009               139        44,053,079.75              16.51
     7.010  -  7.509               200        48,991,113.62              18.36
     7.510  -  8.009               491       122,859,100.48              46.05
     8.010  -  8.509                68        15,802,780.23               5.92
     8.510  -  9.009                 2           278,555.05               0.10
                                 -----      ---------------             ------
            Total                1,006      $266,806,262.42             100.00%
                                 =====      ===============             ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.

     The weighted average Net Mortgage Rate at the Cut-off Date of the Mortgage Loans is approximately 7.3472%.

                                 GROSS MARGIN

   The following table sets forth certain information, as of the Cut-off Date, with respect to the Gross Margins used in calculating the mortgage coupon rates to be borne by the Mortgage Loans as of each Adjustment Date:

                                          Aggregate               Percent of
                          Number         Outstanding        Aggregate Outstanding
     Gross Margin (%)    of Loans   Principal Balance/(1)/    Principal Balance
    ----------------     --------   ----------------------  ----------------------

           2.1250            2         $    304,646.60              0.11%
           2.2500            1               42,416.47              0.02
           2.3000            4              905,640.94              0.34
           2.3500            1              978,066.12              0.37
           2.4000            1              803,284.62              0.30
           2.5000            5            1,125,420.55              0.42
           2.6250            1              116,560.38              0.04
           2.7000            1              204,105.97              0.08
           2.7500          268           66,481,285.20             24.92
           2.8750          267           71,121,039.73             26.66
           3.0000          424          118,717,025.25             44.50
           3.1250           21            3,964,453.06              1.49
           3.2500            2              244,691.71              0.09
           3.3750            6            1,381,796.11              0.52
           3.5000            1              132,687.60              0.05
           4.0000            1              283,142.11              0.11
                          ----         ---------------            ------
                          1006         $266,806,262.42            100.00%
        Total             ====         ===============            ======


     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.

                             NEXT ADJUSTMENT DATES

     The following table sets forth certain information as of the Cut-off Date with respect to the Next Adjustment Dates of the Mortgage Loans:

                                              Aggregate                Percent of
                             Number          Outstanding          Aggregate Outstanding
     Next Adjustment Date   of Loans     Principal Balance/(1)/    Principal Balance
     --------------------   --------     ----------------------  ----------------------

           11/1/96             150         $ 38,558,008.07                  14.45%
           12/1/96             102           26,085,504.97                   9.78
            1/1/97             151           41,997,649.19                  15.74
            2/1/97             149           42,131,420.95                  15.79
            3/1/97             106           25,944,539.53                   9.72
            4/1/97             193           49,400,394.64                  18.52
            5/1/97             137           39,397,262.26                  14.77
            6/1/97               4              436,873.58                   0.16
            7/1/97               2              103,039.11                   0.04
            9/1/97               3              317,698.79                   0.12
           10/1/97               2              356,737.47                   0.13
            5/1/99               1              235,312.52                   0.09
            6/1/99               5            1,585,910.46                   0.59
            7/1/99               1              255,910.88                   0.10
                             -----         ---------------                 ------

        Total                1,006         $266,806,262.42                 100.00%
                             =====         ===============                 ======


     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.


                         ORIGINAL LOAN-TO-VALUE RATIO

     The following table sets forth certain information as of the Cut-off Date with respect to the original Loan-to-Value Ratios of the Mortgage Loans:


                                                 Aggregate                 Percent of
          Original              Number          Outstanding          Aggregate Outstanding
     Loan-to-Value Ratio(%)    of Loans     Principal Balance/(1)/      Principal Balance
     ----------------------    --------     ----------------------   ---------------------

     10.0001  -  20.0000               1         $    243,399.57                   0.09%
     20.0001  -  30.0000               4              787,784.73                   0.30
     30.0001  -  40.0000               6            1,931,510.51                   0.72
     40.0001  -  50.0000              22            6,921,401.98                   2.59
     50.0001  -  60.0000              45           12,803,530.43                   4.80
     60.0001  -  70.0000             109           32,342,194.70                  12.12
     70.0001  -  80.0000             384          113,098,211.79                  42.39
     80.0001  -  90.0000             301           74,114,099.98                  27.78
     90.0001  - 100.0000             134           24,564,128.73                   9.21
                                   -----         ---------------                 ------

               Total               1,006         $266,806,262.42                 100.00%
                                   =====         ===============                 ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.

     For purposes of the foregoing table, the "Original Loan-to-Value Ratio" of each Mortgage Loan was calculated based upon the appraised value of the related Mortgaged Property at the time of origination and the initial principal balance of such Mortgage Loan. As used herein, the "appraised value" of a Mortgaged Property is equal to the lesser of the sales price of such Mortgaged Property (unless the proceeds of the Mortgage Loan was used to refinance an existing mortgage loan) to the related Mortgagor or the value reflected in the appraisal of the Mortgaged Property made at the time of origination of the related Mortgage Loan. The weighted average original Loan-to-Value Ratio of the Mortgage Loans is approximately 78.55%. Because of the amount of time elapsed since origination of the Mortgage Loans, and the negative amortization feature of Negative Amortization Loans, the Loan-to-Value Ratio of a Mortgage Loan based upon the appraised value of the related Mortgaged Property and outstanding principal balance of the Mortgage Loan, each as of the Cut-off Date, may be substantially more or less than the Loan-to-Value Ratio used to determine the foregoing table.


                                 PROPERTY TYPE

     The following table sets forth certain information, as of the Cut-off Date, with respect to the Mortgaged Properties which secure the Mortgage Loans:

                                                    Aggregate                Percent of
              Mortgaged             Number          Outstanding          Aggregate Outstanding
            Property Type          of Loans     Principal Balance/(1)/     Principal Balance
            -------------          --------     ----------------------  ----------------------

       Single Family Detached          817         $217,350,639.55              81.46%
       Planned Unit Development        103           30,447,158.06              11.41
       Condominium                      75           16,161,827.93               6.06
       Two- to Four-Family              11            2,846,636.88               1.07
                                     -----         ---------------             ------
                Total                1,006         $266,806,262.42             100.00%
                                     =====         ===============             ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.





                  [Remainder of Page Intentionally Left Blank]

                            GEOGRAPHIC DISTRIBUTION

     The following table sets forth certain information as of the Cut-off Date with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans:

                                                     Aggregate                Percent of
                               Number of            Outstanding          Aggregate Outstanding
             State                Loans         Principal Balance/(1)/     Principal Balance
             -----             ---------        ---------------------    ---------------------
       Alaska                          7         $  1,744,796.95                   0.65%
       Alabama                         1              532,883.93                   0.20
       Arizona                        14            2,798,297.49                   1.05
       California                    809          218,484,922.49                  81.89
       Colorado                       20            4,579,003.28                   1.72
       District of Columbia            1              169,737.71                   0.06
       Florida                        14            2,757,884.27                   1.03
       Georgia                         3              871,728.38                   0.33
       Illinois                        8            2,454,673.89                   0.92
       Indiana                         2              528,020.27                   0.20
       Kentucky                        1              253,424.48                   0.09
       Louisiana                       3            1,000,441.27                   0.38
       Maryland                       12            2,933,743.86                   1.10
       Michigan                       17            3,442,809.19                   1.29
       Minnesota                       4            1,175,352.38                   0.44
       Nebraska                        1              209,774.85                   0.08
       New Jersey                     20            6,050,265.17                   2.27
       New Mexico                      2              596,591.48                   0.22
       Nevada                          5            1,121,831.64                   0.42
       New York                        7            2,193,562.60                   0.82
       Oklahoma                        1              338,590.96                   0.13
       Oregon                          7            1,184,111.76                   0.44
       Pennsylvania                    1              210,252.64                   0.08
       Rhode Island                    1              255,928.70                   0.10
       Texas                          21            4,404,057.87                   1.65
       Virginia                       14            3,835,618.54                   1.44
       Washington                     10            2,677,956.37                   1.00
                                   -----         ---------------                 ------
           Total                   1,006         $266,806,262.42                 100.00%
                                   =====         ===============                 ======


     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.




                  [Remainder of Page Intentionally Left Blank]

                                  INDEX TYPE

     The following table sets forth certain information, as of the Cut-off Date, with respect to the applicable Index used to calculate the Mortgage Rates of the Mortgage Loans:



                                          Aggregate               Percent of
                          Number        Outstanding        Aggregate Outstanding
          Index Type    of Loans   Principal Balance/(1)/    Principal Balance
          ----------    --------   ----------------------  ---------------------

       LIBOR                 524       $130,792,002.80               49.02%
       CMT                   358         99,275,330.13               37.21
       WAA                   115         33,144,146.16               12.42
       COFI                    9          3,594,513.33                1.35
                           -----       ---------------              ------
            Total          1,006       $266,806,262.42              100.00%
                           =====       ===============              ======


      /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.



                                   ORIGINATOR

     The following table sets forth certain information, as of the Cut-off Date, with respect to the originators of the Mortgage Loans:




                                          Aggregate               Percent of
                          Number        Outstanding        Aggregate Outstanding
          Originator    of Loans   Principal Balance/(1)/    Principal Balance
          ----------    --------   ----------------------  ---------------------

       Capstead              523       $130,466,769.27               48.90%
       GMAC                  122         35,221,550.02               13.20
       1st Nationwide        245         78,005,505.72               29.24
       ICI                   104         19,105,842.51                7.16
       CalFed                 11          3,681,361.37                1.38
       First California        1            325,233.53                0.12
                           -----       ---------------              ------
                Total      1,006       $266,806,262.42              100.00%
                           =====       ===============              ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.



                  [Remainder of Page Intentionally Left Blank]

                                 MONTHS SINCE ORIGINATION

     The following table sets forth certain information, as of the Cut-off Date, with respect to number of months since origination of the Mortgage Loans:



                                                    Aggregate               Percent of
                                   Number          Outstanding        Aggregate Outstanding
       Months Since Origination   of Loans     Principal Balance/(1)/    Principal Balance
       ------------------------   --------     ----------------------  ----------------------
                0 to 6              131         $ 40,585,782.44                  15.21%
                7 to 12             122           39,564,162.28                  14.83
                13 to 24            120           31,504,376.70                  11.81
                25 to 36            571          139,428,042.53                  52.26
                Over 36              62           15,723,898.47                   5.89
                                  -----         ---------------                 ------
                  Total           1,006         $266,806,262.42                 100.00%
                                  =====         ===============                 ======

     /(1)/ After application of payments due on or before the Cut-off Date, whether or not such payments are received.


      In addition, the Mortgage Loans are expected to have the following characteristics, unless specified otherwise, as of the Cut-off Date (percentages are by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date):

     The weighted average number of months to the next LIBOR Adjustment Date for the LIBOR Loans is approximately 3.47 months. The weighted average number of months to the next CMT Adjustment Date for the CMT Loans is approximately 5.83 months. The weighted average number of months to the next WAA Adjustment Date is
3.92 months. The weighted average number of months to the next COFI Adjustment Date for the COFI Loans is approximately one month.

     The weighted average remaining stated term to maturity of the Mortgage Loans is approximately 336 months.

     With respect to approximately 98.5% of the Mortgaged Properties securing the Mortgage Loans, the related Mortgagor represented at the origination of the related mortgage loan that the dwelling will be an owner-occupied primary residence.

     The average outstanding principal balance of the Mortgage Loans is approximately $265,215.

     The latest scheduled maturity date of any Mortgage Loan is expected to be June 1, 2030.

     No more than 17.7% of the Mortgage Loans were originated according to Reduced Documentation Programs (as defined in the Prospectus).

     Approximately 5.6% of the Mortgage Loans will have been the subject of "cash-out" refinancings pursuant to which the outstanding principal balance of each such Mortgage Loan has been increased over the principal amount outstanding prior to such refinancing.

     The majority of the Mortgage Loans are not expected to contain due-on-sale clauses or similar provisions, and may be assumed by subsequent borrowers if such subsequent borrowers have qualifications generally meeting the underwriting criteria described in the Prospectus. See "Servicing of the Mortgage Loans-- Servicing Procedures" and "Certain Legal Aspects of Mortgage Loans-- Enforceability of Certain Provisions" in the Prospectus.

     Approximately 10.93% of the Mortgage Loans contain a conversion option whereby the related Mortgagor, upon the satisfaction of certain conditions, may elect to convert such mortgage loan to a mortgage loan having a fixed rate of interest.

     CI will act as Servicer with respect to approximately 57.0% of the Mortgage Loans; GMAC Mortgage Corporation of Pennsylvania will act as Servicer with respect to approximately 13.3% of the Mortgage Loans; and First Nationwide Mortgage Corporation will act as Servicer with respect to approximately 29.2% of the Mortgage Loans.

                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CMC SECURITIES CORPORATION II



November 6, 1996                        By:   Stephanie Brentlinger
                                           -------------------------------------
                                           Stephanie Brentlinger,
                                           Vice President - Asset and Liability
                                             Management